TARGET PORTFOLIO TRUST
Large Cap Value Portfolio

Supplement dated October 26, 2009 to the Prospectus and Statement of Additional Information date January 30, 2009
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Effectively immediately, Stan Majcher and David Green are no longer Portolfio Managers for Hotchkis and Wiley Capital Management (“Hotchkis”) portion of Target Portfolio Trust – Large Cap Value Portfolio (“the Portfolio”).  To reflect this change, all references to Messrs. Majcher and Green are hereby deleted from the Prospectus and Statement of Additional Information (“SAI”).

Scott McBride and Judd Peters now serve as Portfolio Managers for the Hotchkis portion of the Portfolio.  To reflect this change, the following changes are being made to the Prospectus and SAI.

1.	The How the Trust is Managed – Portfolio Managers – Large Cap Value – Hotchkis and Wiley section of the Prospectus is hereby deleted and replaced with the following:

Hotchkis and Wiley. Hotchkis and Wiley Capital Management, LLC (HWCM), subadviser to the portfolio, also manages institutional separate accounts and is the adviser and sub-adviser to other mutual funds.  The investment process employed is the same for similar accounts, including the Portfolio, and is team-based utilizing primarily in-house, fundamental research.  The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis and Wiley’s strategies.  Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.”  Investment ideas for the Portfolio are generated by HWCM’s investment team.  This list does not include all members of the investment team.

Sheldon Lieberman, George Davis, Scott McBride, Patricia McKenna, and Judd Peters participate in the investment research review and decision-making process for the Portfolio.  Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Funds.  Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis and Wiley’s investment team in 1994.  Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis and Wiley’s investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis and Wiley’s investment team in 1999.  Mr. McBride, Portfolio Manager, joined Hotchkis and Wiley’s investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis and Wiley’s investment team in 1995.

2.	The Hotchkis and Wiley section of the Portfolio Manager Starting Service Dates table in the How the Trust is Managed – Portfolio Managers section is hereby replaced with the following:

Portfolio Manager Starting Service Dates
Subadviser	Portfolio Manager	Service Date
Hotchkis and Wiley (Large Cap Value Portfolio)	Sheldon Lieberman	August 2000
	George Davis	April 2006
	Patricia McKenna	April 2006
	Scott McBride	October 2009
	Judd Peters	October 2009
3.

The Hotchkis and Wiley Capital Management, LLC portion of the Large Capitalization Value table in the Part I – Management and Advisory Arrangements – Additional Information About the Portfolio Managers section of the SAI is hereby supplemented with the following:

Large Capitalization Value
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Hotchkis and Wiley Capital Management LLC	Scott McBride	15/$4.703 billion 1/$1.751 billion	2/$0.042 billion	82/$9.789 billion 3/$177 million	None
	Judd Peters	15/$4.703 billion 1 / $1.751 billion	2/$0.042 billion	82/$9.789 billion 3/$177 million	None

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